UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc., Common Shares ($.10 par value)	ED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01	Entry into a Material Definitive Agreement

On May 8, 2026, Consolidated Edison, Inc. (“Con Edison” or the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Barclays Capital Inc., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., CIBC World Markets Corp., Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, each in its capacity as agent for the Company (each, a “Sales Agent” and collectively, the “Sales Agents”) and Barclays Bank PLC, The Bank of New York Mellon, Bank of America, N.A., Canadian Imperial Bank of Commerce, Jefferies LLC, JPMorgan Chase Bank, N.A., KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank and Wells Fargo Bank, National Association or their respective affiliates, each in its capacity as forward purchaser (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”), establishing an at-the-market equity distribution program pursuant to which the Company, through the Sales Agents, may offer and sell up to an aggregate sales price of $2,000,000,000 of Con Edison’s Common Shares ($0.10 par value) (the “Common Shares”) over a period of time and from time to time.

In addition to the offering and sale of Common Shares through the Sales Agents, Con Edison may enter into one or more separate forward sale agreements (each, a “Forward Sale Agreement” and collectively, the “Forward Sale Agreements”) with the Forward Purchasers. In connection with each Forward Sale Agreement, the relevant Forward Purchaser will, at the Company’s request, attempt to borrow from third parties and, through its relevant agent, sell a number of Common Shares equal to the number of Common Shares that underlie the related Forward Sale Agreement (each of Barclays Capital Inc., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., CIBC World Markets Corp., Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, in its capacity as agent for the related Forward Purchaser, a “Forward Seller” and collectively, the “Forward Sellers”).

The Company will not initially receive any proceeds from the sale of borrowed shares of its Common Shares by the relevant Forward Seller. However, the Company expects to receive proceeds from the sale of Common Shares upon any future physical settlement of a Forward Sale Agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to settlement date related to the maturity date of the relevant Forward Sale Agreement. If the Company elects to cash settle or net share settle a Forward Sale Agreement, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds and, instead, may owe cash (in the case of cash settlement) or shares of Common Shares (in the case of net share settlement) to the relevant Forward Purchaser.

Sales of Common Shares, if any, will be made in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange LLC, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks or by any other method permitted by applicable law as otherwise agreed between the applicable Sales Agent and the Company.

Con Edison will pay each Sales Agent a commission that will not exceed 1.0% of the gross sales price of all of the Common Shares sold through it as sales agent under the Equity Distribution Agreement. The remaining sales proceeds, after deducting any expenses payable by the Company and any transaction fees imposed by any governmental, regulatory or self-regulatory organization in connection with the sales, will be the Company’s net proceeds for the sale of the Common Shares. In connection with each Forward Sale Agreement, Con Edison will pay the relevant Forward Seller, in the form of a reduced initial forward price payable by the relevant Forward Purchaser under the related Forward Sale Agreement, at a mutually agreed rate that will not exceed 1.0% of the volume-weighted average of the gross sales price per share of all of the borrowed shares of Common Shares sold through the relevant Forward Seller during the applicable forward selling period for such shares (subject to certain adjustments to such gross sales price for daily accruals and any quarterly dividends having an “ex-dividend” date during such forward selling period).

The descriptions of the Equity Distribution Agreement and the Forward Sale Agreements set forth above do not purport to be complete and are qualified in their entirety by reference to the terms and conditions of the Equity Distribution Agreement and the Form of Forward Sale Agreement, which are filed as exhibits hereto.

The information in this report includes forward-looking statements. The forward-looking statements reflect information available and assumptions at the time the statements are made, and accordingly speak only as of that time. Actual results or developments might differ materially from those included in the forward-looking statements because of various factors including, but not limited to, those identified in reports Con Edison has filed with the Securities and Exchange Commission.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 1	Equity Distribution Agreement relating to the Common Shares.

Exhibit 5	Opinion of Deneen Donnley, Esq., Senior Vice President and General Counsel of Con Edison, relating to the Common Shares.

Exhibit 10	Form of Forward Sale Agreement relating to the Common Shares.

Exhibit 23	Consent of Deneen Donnley, Esq., Senior Vice President and General Counsel of Con Edison (included in Exhibit 5).

Exhibit 104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

By:	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer

Date: May 8, 2026